                                                                   Exhibit 10.23

                          LIGHT SCIENCES ONCOLOGY, INC.

                            SECOND JOINDER AGREEMENT

     This Second Joinder Agreement (the "AGREEMENT"), effective as of December 12, 2005 (the "EFFECTIVE DATE"), is entered into by and among Light Sciences Oncology, Inc. a Washington corporation (the "COMPANY"), Novo A/S ("NOVO"), NSV Partners Institutional, LP and NSV Partners IX (LSO), LP (collectively, "NSV"), Vincent Lum ("LUM," and together with Novo and NSV, the "NEW PURCHASERS"), the holders of shares of the Company's Series A Preferred Stock (the "SERIES A PREFERRED") identified on Exhibit A hereto (the "INVESTORS"), and the other parties identified on Exhibit B hereto (the "OTHER PARTIES").

     WHEREAS, the Investors collectively hold 9,384,989 shares of Series A Preferred purchased pursuant to that certain Series A Preferred Stock Purchase Agreement dated as of October 6, 2005, as amended (the "PURCHASE AGREEMENT");

     WHEREAS, the Investors are also parties to (a) that certain Investors Rights Agreement by and among the Company, the Investors and certain of the Other Parties dated October 6, 2005 (the "RIGHTS AGREEMENT"), (b) that certain Voting Agreement by and among the Company, the Investors and certain of the Other Parties dated October 6, 2005, as amended (the "VOTING AGREEMENT"), and
(c) that certain Right of First Refusal and Co-sale Agreement by and among the Company, Light Sciences Corporation, the Investors and certain of the Other Parties dated October 6, 2005 (the "ROFR AGREEMENT" and together with the Rights Agreement and the Voting Agreement, the "ANCILLARY AGREEMENTS");

     WHEREAS, the Company intends to issue and sell 3.205 million shares of Series A Preferred to the New Purchasers and 800,000 shares of Series A Preferred to Essex Woodland Health Ventures Fund VI, L.P. ("ESSEX") pursuant to the Purchase Agreement (the "CLOSING"); and

     WHEREAS, in connection with the Closing, and as a condition to the Closing in accordance with the Purchase Agreement, the Company, the Investors and the Other Parties desire to permit the New Purchasers to become parties to the Rights Agreement and the ROFR Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

     1. Upon the purchase of shares of Series A Preferred by the New Purchasers as set forth in the Purchase Agreement, and the execution of signature pages to the Purchase Agreement and the Ancillary Agreements by the New Purchasers, each of the New Purchasers shall become:

          (a) an "Investor" under the Rights Agreement; and

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          (b) an "Investor" under the ROFR Agreement;

as if such New Purchaser was an original signatory to each agreement as an "Investor."

     2. The undersigned Investors, who constitute at least 50% of the outstanding shares of Series A Preferred, hereby consent to the issuance of shares of Series A Preferred to the New Purchasers and Essex pursuant to the Purchase Agreement.

     3. Each New Investor agrees to be bound by the terms and obligations of the Rights Agreement and the ROFR Agreement, including without limitation Section
3.11 of the Rights Agreement which provides for a "market stand off" period of at least 180 days in the event of the Company's initial public offering, as if such New Investor was an original signatory to each as an "Investor," as such agreements may be amended from time to time. The parties hereto acknowledge and agree that Essex is already an "Investor" under the Rights Agreement and the ROFR Agreement, and that the additional shares of Series A Preferred purchased by Essex in the Closing shall be added to the shares of Series A Preferred owned by Essex prior to the Closing for purposes of Essex's rights and obligations under those agreements.

     4. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction).

     6. In all respects not inconsistent with the terms and provisions of this Agreement, the Ancillary Agreements are hereby ratified, adopted, approved and confirmed.

     7. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement, and of the Rights Agreement and the ROFR Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                                      * * *


                                      -2-

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     IN WITNESS WHEREOF, the parties hereto have executed this Second Joinder
Agreement on the date first written above.

                                        LIGHT SCIENCES ONCOLOGY, INC.


                                        By: /s/ Robert Littauer
                                            ------------------------------------
                                        Its: Vice President


                                        LIGHT SCIENCES CORPORATION


                                        By: /s/ Albert Luderer
                                            ------------------------------------
                                        Its: CEO


                                        ESSEX WOODLANDS HEALTH VENTURES FUND
                                        VI, L.P.


                                        By: Essex Woodlands Health Ventures VI,
                                            L.P.
                                        Its: General Partner


                                        By: Essex Woodlands Health Ventures VI,
                                            L.L.C.
                                        Its: General Partner


                                        By: /s/ Jeff Himawan
                                            ------------------------------------
                                            Dr. Jeff Himawan, Managing Director


                                        ADAMS STREET V, L.P.


                                        By: Adams Street Partners, LLC
                                        Its: General Partner


                                        By: /s/ Craig Taylor
                                            ------------------------------------
                                            Craig S. Taylor, Ph.D., Partner

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                                        CHINA DEVELOPMENT INDUSTRIAL BANK, INC.

                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        ----------------------------------------
                                        EDWARD AVEDISIAN


                                        ----------------------------------------
                                        HSIU-CHUAN LEE


                                        /s/ Craig M. Watjen
                                        ----------------------------------------
                                        CRAIG M. WATJEN


                                        /s/ James Chen
                                        ----------------------------------------
                                        JAMES CHEN

                                        JOHNSON & JOHNSON
                                        DEVELOPMENT CORPORATION


                                        ----------------------------------------
                                        Roger Guidi, Vice President

                                        SCANDINAVIAN LIFE SCIENCE VENTURE TWO KB


                                        By: /s/ Martin Olin Andersen
                                            ------------------------------------
                                        Its: Senior Partner


                                        MEDICON VALLEY CAPITAL TWO KB


                                        By:  /s/ Martin Olin Andersen
                                             -----------------------------------
                                        Its: Senior Partner


                                        MEDICON VALLEY CAPITAL II K/S


                                        By: /s/ Martin Olin Andersen
                                            ------------------------------------
                                        Its: Senior Partner

                                        NOVO A/S


                                        By: /s/ Henrik Gurtler
                                            ------------------------------------
                                            Henrik Gurtler
                                            Chief Executive Officer


                                        NSV PARTNERS INSTITUTIONAL, LP


                                        By: /s/ New Science Ventures
                                            ------------------------------------
                                        Its: General Partner


                                        NSV PARTNERS IX (LSO), LP


                                        By: /s/ New Science Ventures
                                            ------------------------------------
                                        Its: General Partner


                                        /s/ Vincent Lum
                                        ----------------------------------------
                                        VINCENT LUM



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                                    EXHIBIT A

                                    INVESTORS

Essex Woodlands Health Ventures Fund VI, L.P.

Craig M. Watjen

Adams Street V, L.P.

China Development Industrial Bank, Inc.

Edward Avedisian

Hsiu-Chuan Lee

Johnson & Johnson Development Corporation

Scandinavian Life Science Venture Two KB

Medicon Valley Capital Two KB

Medicon Valley Capital II K/S



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                                    EXHIBIT B

                                  OTHER PARTIES

Light Sciences Corporation

Craig Watjen

James Chen